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                                                                 EXHIBIT 10.11




                                December 8, 1994


Fretter, Inc.
12501 Grand River Avenue
Brighton, Michigan  48118

Attention:       Stuart Garson, Esq.
                 General Counsel

         Re: Amendment No. 1 to Loan and Financing Agreement ("Agreement") made as of the 30th day of November, 1993 by and between Michigan National Bank ("Bank") and Fretter, Inc. ("Borrower")

Dear Mr. Garson:

         In connection with the Security Letter of Credit Release as contemplated by the Agreement, which is occurring simultaneously with the execution hereof, the Agreement is hereby amended in accordance with the following. All terms used herein ("Amendment No. 1 to Loan Agreement"), and not otherwise defined herein, shall have the same meaning as set forth in the Loan Agreement. In accordance with Section 7 of the Agreement, Bank hereby releases the Security Letter of Credit. In connection therewith, Bank has concurrently delivered to Borrower the Security Letter of Credit (Chemical Bank Standby Letter of Credit No. U349237) and a written statement to Chemical Bank consenting to the release and termination thereof. Bank agrees to execute any further documents or instruments reasonably requested by either Borrower or Dixons Treasury Management Limited, without delay, to fully effectuate the Security Letter of Credit Release. All references in the Agreement and related documents to the Security Letter of Credit are hereby eliminated.

         1.      OWNED PREMISES:

                 In lieu of requiring a security interest and Real Estate Security Documents with respect to all Owned Premises, now or hereafter owned by Fretter, Inc. and/or any of the Related Entities, the Bank only requires, in addition to the Excluded Owned Premises, Real Estate Security Documents which are being executed and delivered on even date hereof on 36 of the 38 Owned Premises listed on Exhibit "A" attached hereto (which Exhibit "A" attached
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                 hereto is in lieu of Schedule "1" attached to the Loan
                 Agreement except for purposes of identifying the Excluded Owned Premises) eliminating Greeley and Gulf to Bay. The agreed upon aggregate Appraised Value of the Owned Premises (excluding the Excluded Owned Premises) is $37,283,000.00. Bank has accepted the Real Estate Valuation Documents and Real Estate Security Documents with respect to the Owned Premises listed on Exhibit "A". Exhibit "A" shall be amended from time to time by additions or deletions thereto initialed by an officer of the Bank and officer of the Borrower.

         2.      ADDITIONAL LETTER OF CREDIT FACILITY:

                 As part of the Capital Expenditure Line of Credit Loan, the Bank agrees to an Additional Letter of Credit Facility, pursuant to which it will, from time to time, upon the request of Borrower, issue Letters of Credit (each such Letter of Credit so issued shall be a Capital Expenditure and a Credit Advance) for the account of the Borrower or any of the Related Entities (but in all events Borrower shall be primarily liable therefor), the outstanding aggregate undrawn amount ("Undrawn Amount") of which (including any Letters of Credit outstanding at the time of the execution hereof) will not exceed the lesser of $1,000,000.00, or seventy (70%) percent of the aggregate Appraised Value of all items of Eligible Real Estate pledged to Bank with respect to which all such Letters of Credit are issued. Furthermore, (i) the Undrawn Amount will reduce the amount available under the Capital Expenditure Line of Credit Loan, (ii) payment of any drafts presented under any such Letter of Credit will be deemed a Cash Advance under the Capital Expenditure Line of Credit Loan, (iii) the issuance of each such Letter of Credit shall be conditioned upon Bank's receipt of Eligible Real Estate and related Real Estate Valuation Documents and Real Estate Security Documents and otherwise consistent with Section 2.4(a)-(d) of the Loan Agreement (except for the reference to Cash Advances therein which shall mean a Credit Advance hereunder in the Undrawn Amount); provided further the Undrawn Amount of each such Letter of Credit shall not exceed seventy (70%) percent of the aggregate Appraised Value of such item of Eligible Real Estate and/or Borrower is otherwise in compliance with Section 8 hereof; (iv) the expiry date of the Letter of Credit shall be thirty (30) calendar days prior to the Termination Date; (v) Borrower shall pay to Bank (in lieu of a Cash Advance Fee) a one and
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                 one-quarter percent (1 1/4%) fee per annum quarterly, in
                 advance, on the undrawn amount of the Letter of Credit, provided however in the event that reserve or capital requirements or any similar requirements or restrictions to which Bank is or may become subject, or similar requirements or restrictions to which Bank is or may become subject, are hereafter imposed upon Bank by statute, regulation or rule, or are determined or held to be applicable to the Bank with respect to any such Letter of Credit, at any time and from time to time by a court, government or governmental authority having jurisdiction over Bank, which would materially increase the costs to Bank of continuing any such Letter of Credit, then Bank may, upon forty-five (45) calendar days prior written notice to Borrower, adjust its fee(s) so as to compensate Bank the fee return in effect at the date of issuance of each such Letter of Credit; provided, however, that no such fee adjustment shall be made if Borrower shall replace the Letter of Credit within forty-five (45) calendar days after receipt of notice by Borrower thereof, thereby terminating Bank's liability under such Letter of Credit; (vi) the Letter of Credit shall include all terms and conditions thereof, and/or in any application therefor and shall, except as provided for in Section (v), be subject to the policies and procedures employed by Bank with respect thereto at the time of application therefor and issuance thereof; (vii) except as provided for in (v) above, Borrower shall pay all other standard and customary fees of Bank, as set by Bank from time to time, in connection with drafts presented thereunder, and all other matters related to Letter of Credit operations; and
                 (viii) Bank shall use its best efforts to give Borrower telephonic notice, promptly confirmed by facsimile to Borrower, of Bank's receipt of any draft(s) presented under the Letter of Credit.

         3.      LEASING/SUBLEASING:

                 A.       GENERAL PROVISIONS:

                          For purposes of this Section 3, the following shall apply:

                          (1) Lease means any agreement by the Borrower or any of the Related Entities demising any portion of any Owned Premises.
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                          (2)     Existing Lease means any Lease existing as of
                                  the date hereof.

                          (3) Future Lease means any Lease proposed or entered into after the date hereof.

                          (4) Approved Lease means any Existing Lease or Future Lease which has been Approved, and further provided any such Approved Lease will not be modified, amended or altered in any material and adverse way without the prior written consent of Bank. For purposes of the foregoing, materially shall mean any amendment, modification or alteration which affects the information supplied to Bank as items 4 and 5 on the Request For Lease Approval applicable thereto.

                          (5) Approved means Bank has granted an Approval in writing by indicating such Approval on the Request for Lease Approval referenced in
                                  Section 3 (c) (2) (iii).

                          (6) Approval means the approval of Bank; which shall not be unreasonably withheld or delayed, provided Bank has, with respect to any Future Lease, received from Borrower or any of the Related Entities, and may consider, among other matters reasonably required by Bank, the creditworthiness of the proposed lessee, and the term, and financial provisions of, such Future Lease, in order to determine that such Future Lease is at fair market value consistent with the Appraised Value of such Owned Premises.

                          (7) Appraised Value shall mean the Appraisal Amount of each Owned Premises set forth on Exhibit "A", as the same may be amended from time to time, or, as applicable, the Appraised Value (as defined in the Loan Agreement) or As Completed Appraised Value (as defined in the Loan Agreement) if such Owned Premises is not listed on Exhibit "A".
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                          (8)     Owned Premises means any Owned Premises with
                                  respect to which Bank has been granted a mortgage, including any contiguous parcel.

                          (9) Preapproved Amount shall mean 7500 square feet or less of any Owned Premises, after application of the Aggregation Rule, demised by any Future Lease.

                          (10) Aggregation Rule shall mean, in determining the Preapproved Amount, aggregating the square feet of any Future Lease, with the square feet of all other Leases demising any portion of the same Owned Premises, which are not Approved Leases.

                          (11) Leasing Pool shall mean the aggregate Appraised Value in the amount of $3,500,000.00 of all Owned Premises with respect to which any lease exists which is not an Approved Lease.

                 B.       APPROVAL OF EXISTING LEASES:

                          Bank hereby approves each Existing Lease.

                 C.       APPROVAL OF FUTURE LEASES:

                          (1) Any Future Lease requiring the Bank to grant non-disturbance rights to the lessee thereof, shall require Approval.

                          (2) Any Future Lease not requiring the Bank to grant non-disturbance rights to the lessee thereof:

                                  (i)      will not, if such Future Lease
                                           demises the Preapproved Amount or
                                           less, require Approval; and

                                  (ii)     will, if such Future Lease demises
                                           more than the Preapproved Amount, or
                                           would after giving effect thereto
                                           result in a violation of 3 D,
                                           require Approval.
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                                  (iii)    Borrower and the applicable Related
                                           Entity, if any, shall submit to Bank
                                           for Approval, any lease or sublease
                                           requiring an Approval, by
                                           preparation and delivery to Bank of
                                           a Request for Lease Approval in the
                                           form attached hereto, together with
                                           any attachments required thereby.

                 D.       RESTRICTION:

                          At no time shall Borrowers have Leases in effect, which are not Approved Leases, with respect to Owned Premises whose aggregate Appraised Value exceeds the Leasing Pool.

         4.      RELEASE PROVISION:

                 A. PROPERTY WITH RESPECT TO WHICH NO CAPITAL EXPENDITURE HAS BEEN MADE:

                          Bank agrees that it will terminate its Real Estate Security Documents with respect to any Owned Premises ("Letter of Credit Released Property") with respect to which no Money Advance has been made under the Capital Expenditure Line of Credit Loan if:

                          (1) it receives additional Eligible Real Estate ("Substituted Owned Premises") acceptable to Bank in the reasonable exercise of its discretion, with an Appraised Value, of not less than the Appraised Value of the Letter of Credit Released Property, provided however, that after giving effect to such Substituted Owned Premises, Borrower and the Related Entities have not exchanged or substituted the aggregate Appraised Value of retail space for warehouse space by more than $6,500,000.00; or

                          (2) it receives cash collateral in an amount equal to 70% of the Appraised Value of the Letter of Credit Released Property; or

                          (3)     it receives any combination of 4 A(1) and (2).
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                 B.       PROPERTY WITH RESPECT TO WHICH A CAPITAL EXPENDITURE
                          HAS BEEN MADE:

                          Bank agrees that it will terminate its Real Estate Security Documents with respect to any Owned Premises ("Capital Expenditure Released Property") with respect to which it has made a Money Advance under the Capital Expenditure Line of Credit Loan if:

                          (1)     (a)      the remaining principal balance of
                                           the Money Advance under the Capital
                                           Expenditure Line of Credit Loan,
                                           evidenced by the Capital
                                           Expenditures Promissory Note (Line
                                           of Credit), made with respect to the
                                           Capital Expenditure Released
                                           Property is paid off; and

                                  (b)      the remaining principal balance of
                                           the Money Advance under the Capital
                                           Expenditure Line of Credit Loan,
                                           evidenced by any Promissory Note
                                           (Term Loan), made with respect to
                                           the Capital Expenditure Released
                                           Property is paid off, provided
                                           however, the amount to be paid off
                                           under this Section 4 B(1)(b) shall
                                           be determined by multiplying the
                                           unpaid principal amount outstanding
                                           under the Promissory Note (Term
                                           Loan) evidencing such Capital
                                           Expenditure by a percentage
                                           determined by a fraction, the
                                           numerator of which the original
                                           principal amount of such Capital
                                           Expenditure evidenced by such
                                           Promissory Note (Term Loan) and the
                                           denominator of which is the original
                                           principal amount of such Promissory
                                           Note (Term Loan).

                          (2) if such Capital Expenditure Released Property is listed on Exhibit "A" (i.e., the Appraised Value of such Capital Expenditure Released Property is required to meet the Letter of Credit Collateral Value) then the conditions of 4 A hereof must also be met; or

                          (3) it receives or has received additional Eligible Real Estate acceptable to Bank (who's
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                 Appraised Value is not required to meet the Letter of Credit
                 Collateral Value) with an Appraised Value of not less than the Appraised Value of the Capital Expenditure Released Property. With respect to this Section 4 B(3) the amount to be paid to the Bank to obtain a termination of Real Estate Security Documents for any Capital Expenditure Released Property may be reduced by the amount, if any, which Borrower is then authorized to borrow, but has not then borrowed under the Capital Expenditure Line of Credit Loan, all in accordance with the Certification as defined and contemplated in Section 8 hereof.

         5.      MISCELLANEOUS:

                 A.       EXISTENCE OF AN EVENT OF DEFAULT:

                          If an Event of Default exists, Bank has no obligation to:

                          (1)     LEASES:

                                  Approve any leases, and no leases may be entered into.

                          (2)     LETTERS OF CREDIT:

                                  Issue any Letters of Credit.

                          (3)  RELEASES:

                                  Release any Owned Premises.

                 B.       BT CREDIT AGREEMENT:

                          The term BT Credit Agreement shall mean the BT Credit Agreement (as defined in the Loan Agreement), but in all events as if the same were then in existence.

                 C.       USE OF PROCEEDS OF CAPITAL EXPENDITURE LINE OF CREDIT
                          LOAN:

                          Borrower may use any Cash Advance under the Capital Expenditure Line of Credit Loan (except for any Cash Advance in payment of a draft presented under
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                          any Letter of Credit issued under the Capital
                          Expenditure Loan) for any Capital Expenditure (other than issuance of a Letter of Credit) with respect to any Premises now or hereafter owned or acquired by the Borrower or any of the Related Entities.

                 D.       EVENT OF DEFAULT:

                          (1) Section 1.36(b) of the Agreement is amended and restated as follows:

                                  (b)      the existence of a Default as
                                           defined in the Credit Agreement
                                           among Fretter, Inc., as Borrower,
                                           and BT Commercial Corporation, as
                                           Agent, and the various "Lenders"
                                           from time to time party thereto
                                           dated as of even date herewith ("BT
                                           Credit Agreement") which has not
                                           been cured or waived by the Agent,
                                           provided further that Bank approves
                                           any such waiver however, if the
                                           Default by Borrower under the BT
                                           Credit Agreement which has not cured
                                           or waived by Agent is of such a
                                           nature that its existence would not
                                           have a materially adverse effect
                                           upon Bank or its ability to realize
                                           on its Collateral, then the same
                                           shall not constitute an Event of
                                           Default by Borrower hereunder; or

                          (2)     The Events of Default contained in Section
                                  9.1 of the BT Credit Agreement are
                                  incorporated in the  Agreement by reference,
                                  and shall survive and continue to be included in the Agreement whether or not the BT Credit Agreement is in effect, provided however that in incorporating such provisions, the following defined terms used in the BT Credit Agreement shall include the following defined terms used in the Agreement, and further provided that no amendments or modifications of any provision in Section 9.1 of the BT Credit Agreement (all of which Borrower shall give prompt notice in writing to Bank) shall be deemed incorporated in the Agreement or binding on Bank unless Bank determines, at any time, to so incorporate one or more of any such amendments
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                                  or modifications and the original provisions
                                  of Section 9.1 shall remain incorporated in the Agreement unless and until Bank elects to incorporate any one or more of them as hereinabove provided:

                                  (i)      The defined term "Credit Agreement"
                                           as used in the BT Credit Agreement
                                           shall include the  Agreement, and
                                           furthermore shall mean the BT Credit
                                           Agreement as if the same were then
                                           in existence.

                                  (ii)     The defined term "Credit Documents"
                                           as used in the BT Credit Agreement
                                           shall include the  Agreement, the
                                           Notes and the Collateral Documents,
                                           and furthermore shall mean the BT
                                           Credit Documents as if the same were
                                           then in existence.

                                  (iii)    The terms "Agent" and Lenders" as
                                           used in the BT Credit Agreement
                                           shall each include the Bank, and
                                           furthermore shall mean the Agent and
                                           Lender as if they each still existed
                                           under the BT Credit Agreement and BT
                                           Credit Documents as incorporated
                                           under (a) and (b) above.

         6.      CHANGE OF ADDRESS:

                 Bank acknowledges that Borrower's address has been changed to 12501 Grand River Avenue, Brighton, Michigan 48118.

         7.      APPRAISAL REVIEW DEPARTMENT:

                 The term Bank's Appraisal Review Department, as utilized in the Agreement shall mean any department or person of the Bank as designated by Bank.

         8.      COMPLIANCE CERTIFICATE:

                 With each request for a Money Advance (Cash Advance or Credit Advance) under the Capital Expenditure Line of Credit Loan, Borrower shall submit to Bank a Certification of Capital Expenditure Line of Credit Loan Base ("Certification"), in the form attached hereto, in addition to all other requirements of the Agreement. As of the date hereof the attached form is true and
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                 accurate.  At no time shall any Money Advances outstanding under the Capital Expenditure Line of Credit Loan exceed the Maximum Available, after giving effect to each Money Advance requested thereunder as set forth in each such Certification.

         9.      SURVIVAL:

                 Except as herein amended, the Agreement, Note, and Collateral Documents shall remain in full force and effect.


                             Very truly yours,

                             MICHIGAN NATIONAL BANK,
                              A NATIONAL BANKING ASSOCIATION


                            By:_________________________
                                 Frederick W. Puleo
                               Its: Vice President


                            Fretter, Inc., a Michigan corporation

                            By:__________________________
                                    Stuart Garson
                               Its: General Counsel